UNITED STATES
         SECURITIES AND EXCHANGE COMMISSION
             Washington, D.C. 20549


             FORM 8-K


             CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934 Date of Report
(Date of earliest event reported): March 10,
2008


	     WINSTED HOLDINGS, INC.
     ----------------------------------
Exact name of registrant as specified in its charter)


FLORIDA  	000-32333	65-0972865
-------    	---------       -----------
State or other  Commission     	IRS Employer
jurisdiction    File Number    	Identification
of incorporation		Number


c/o; APPLETREE CAPITAL LTD.,
ONE NORTHFIELD PLAZA, SUITE 300,
NORTHFIELD, IL 60093
          --------------------------------
    (Address of executive offices and Zip Code)


Registrant's telephone number, including area
code: 847-441-1822
-----------------------------------------------
(Former name or former address, if changed since last report): N/A


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General
Instruction A.2. below):

[_]  Written communications pursuant to Rule
425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-
12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR
240.13e-4(c))



ITEM 7.01 REGULATION FD DISCLOSURES

On March 10, 2008 the Registrant issued a press release announcing it had sign a Letter of Intent to acquire a majority interest in MultiCom One, Inc. A copy of this press release is hereby incorporated by reference and furnished as part of this Current Report as
Exhibit 99.1.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits

99.1    Press Release issued March 10, 2008
regarding Letter of Intent to acquire a
majority interest in MultiCom One, Inc.

SIGNATURES

Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Winsted Holdings, Inc.


Date: March 10, 2008
By: /s/ Francis Manzo
  -------------------
Francis Manzo, President



Exhibit 99.1

Winsted Holdings, Inc. Signs Letter of Intent to Acquire a Majority Interest in MultiCom One,
Inc.

Winsted Holdings, Inc. Signs Letter of Intent to Acquire a Majority Interest in MultiCom One,
Inc.
Monday March 10, 2008
Northfield, Ill. Winsted Holdings, Inc. (OTC:WNSH) signed a Letter of Intent to acquire a majority interest in MultiCom One, Inc. ("MCOI"), a
Diversified Telecommunications company
specializing in providing 4th generation communications capabilities including fixed and mobile WiMAX broadband solutions and various IP applications to residential, small and medium businesses, home land security and public safety organizations, schools, local and state governments, with a core focus on the hospitality, condominium, and planned community segments.
Winsted CEO Frank Manzo stated, "I am excited that we are beginning to execute our contemplated business plan and that the first Company to announce is one that has timely and exciting possibilities in the telecommunications field.
MCOI has audited net assets of $2.0 million and has presented an exciting business plan to us.
This is the first transaction for the Company and there are several other transactions currently being evaluated by the Company. This opportunity is directly related to our intention to broaden our business plan with respect to incubating emerging private companies thereby enhancing shareholder value."
Fred Grant, CEO of MultiCom One, Inc. commented,
"I'm delighted to be working hand and hand with Winsted's management. Once the merger is complete, we will begin a rapid expansion of the Company's presence in various Telecom and Hospitality sectors".
Founded in 1998 the officers, principals and Board
Members of MOCI have been in the forefront of the wireless and telecommunications industry since
1965, with significant senior management experience in a variety of Fortune 500 communications and technology sector companies."
Mr. Manzo went on to state, "The Letter of Intent is conditional upon definitive agreements to be negotiated and I would hope that we can reach a final agreement in the near future."
Winsted Holdings Inc. intends to be a Leader in incubating and developing private companies ultimately spinning them off to shareholders and enhancing shareholder value in the Company.
"Safe Harbor" Statement under the Private
Securities Litigation Reform Act of 1995:
This release includes forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities
Litigation Reform Act of 1995. These forward-looking statements generally can be identified by phrases such as WNSH or its management "believes,"
"expects," "anticipates," "foresees," "forecasts,"
"estimates" or other words or phrases of similar import. Similarly, statements in this release that describe the Company's business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. All such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those in forward-looking statements.

Contact:
Winsted Holdings, Inc. Northfield, Illinois
Frank Manzo, CEO, 847-441-1822


This release includes forward-looking
statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of
1995. These forward-looking statements
generally can be identified by phrases such as WNSH or its management "believes," "expects,"
"anticipates," "foresees," "forecasts,"
"estimates" or other words or phrases of similar import. Similarly, statements in this release that describe the Company's business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. All such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those in forward-looking statements. Actual results, performance or achievements could differ materially from those anticipated in such forward-looking statements as a result of certain factors, including those set forth in Winsted Holdings, Inc.'s filings with the Securities and Exchange Commission.